Item 4. Description of the due diligence performed.
(1) Type of assets that were reviewed.
AMC Diligence, LLC (“AMCD”) or its subsidiary, through acquisition on December 18, 2015, JCIII & Associates, LLC (“JCIII”; formerly known as JCIII & Associates, Inc.; and together with AMC Diligence, LLC referred to collectively as “AMC”) performed due diligence services as described below utilizing various scopes of review. All of these mortgage loans, which were originated by multiple parties, were purchased by an affiliate of FirstKey Mortgage, LLC (“Client”) in multiple bulk transactions and were reviewed by AMC on behalf of such party. The mortgage loans were reviewed via files imaged and provided by the Client or its designee for review.

(2) Sample size of the assets reviewed.
The diligence review (the “Review”) was conducted on a portion of the securitization mortgage loan population reviewed by AMC. The total population covered during the Review varied by mortgage loan scope. The Client may have utilized multiple third-party review (“TPR”) firms for the securitization and AMC did not review all of the mortgage loans in the securitization loan population for a specific scope of review.

The mortgage loan review sample was broken down into the following review scopes:
▪	“Compliance Review”:	4,248 mortgage loans
▪	“Data Integrity Review”:	4,248 mortgage loans
▪	“Pre-Acquisition Collection Comment Review”:	38 mortgage loans
▪	“Post-Acquisition Collection Comment Review”:	4 mortgage loans
▪	“Pre-Acquisition Payment History Review”:	4,246 mortgage loans
▪	“Post-Acquisition Payment History Review”:	5 mortgage loans
▪	“Title Review”:	11 mortgage loans

Throughout the securitization process, the Client may have removed or added various mortgage loans from the securitization population for reasons that are unknown to AMC. AMC’s disclosures herein reflect findings on the securitization population (as known by AMC) as of the date hereof.

(3) Determination of the sample size and computation.
The Compliance Review was conducted consistent with the criteria for the NRSRO(s) identified in Item 3 of the Form ABS Due Diligence-15E.

(4) Quality or integrity of information or data about the assets: review and methodology.
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The scope of this review and the findings are detailed later in this document.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.
Not applicable.

(6) Value of collateral securing the assets: review and methodology.
Not applicable.

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.
Please be advised that AMC did not make a determination as to whether the mortgage loans complied with federal, state or local laws, constitutional provisions, regulations or ordinances that are not expressly enumerated below. There can be no assurance that the Review uncovered all relevant factors relating to the origination of the mortgage loans, their compliance with applicable law and regulations and the original appraisals relating to the mortgaged properties or uncovered all relevant factors that could affect the future performance of the mortgage loans. Furthermore, the findings reached by AMC are dependent upon its receiving complete and accurate data regarding the mortgage loans from mortgage loan originators and other third parties upon which AMC is relying in reaching such findings.

Please be further advised that AMC does not employ personnel who are licensed to practice law in the various jurisdictions, and the findings set forth in the reports prepared by AMC do not constitute legal advice or opinions. They are recommendations or conclusions based on information provided to AMC. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan. All final decisions as to whether to purchase or enter into a transaction related to any individual mortgage loan or the mortgage loans in the aggregate, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such mortgage loan or mortgage loans, shall be made solely by the Client, or other agreed upon party, that has engaged AMC to prepare its reports pursuant to its instructions and guidelines. The Client, or other agreed upon party, acknowledges and agrees that the scoring models applied by AMC are designed to identify potential risk and the Client, or other agreed upon party, assumes sole responsibility

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for determining the suitability of the information for its particular use. AMC does not make any representation or warranty as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by AMC.

AMC reviewed each mortgage loan to determine, as applicable, to the extent possible and subject to the caveats below, whether the mortgage loan complies with:

FOR APPLICATION DATES BEFORE JANUARY 10, 2014 (4,247 Mortgage Loans)
(I) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026, as set forth below:
a)	Rescission (§1026.23):
i)	failure to provide the right of rescission notice;
ii)	failure to provide the right of rescission notice in a timely manner and to the correct consumer(s);
iii)	errors in the right of rescission notice;
iv)	failure to provide the correct form of right of rescission notice;
v)	failure to provide the three (3) business day rescission period; and
vi)
any material disclosure violation on a rescindable loan that gives rise to the right of rescission under TILA, which means the required disclosures of the annual percentage rate, the finance charge, the amount financed, the total of payments, the payment schedule, the HOEPA disclosures;

b)	TIL Disclosure (§§1026.17, 18 and 19) as applicable for loans with application dates prior to October 3, 2015:
i)	review and comparison of the initial and final TIL disclosures, and any re-disclosed TIL(s);
ii)	proper execution by all required parties;
iii)	principal and interest calculations, and proper completion of the interest rate and payment summary; and
iv)	timing of initial and re-disclosed TIL(s);
c)	Tolerances (§§1026.18, 22 and 23):
i)	inaccurate Annual Percentage Rate (APR) outside of applicable tolerance by comparing disclosed APR to re-calculated APR; and
ii)	inaccurate Finance Charge outside of applicable tolerance by comparing disclosed Finance Charge to re-calculated Finance Charge;
d)	High-cost Mortgage (§§1026.31, 32 and 33):
i)	points and fees threshold test;
ii)	APR threshold test;
iii)	prepayment penalty test; and
iv)	compliance with the disclosure requirements, limitation on terms and prohibited acts or practices in connection with a high-cost mortgage;
e)	Higher-priced Mortgage Loan (§1026.35):
i)	APR threshold test; and
ii)	compliance with the escrow account and appraisal requirements;

(II) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Good Faith Estimate (GFE) (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm the presence of the current GFE form in effect at the time of origination;
ii)	verify GFE was provided to the borrower(s) within three (3) business days of application;
iii)	verify all sections of the GFE were accurately completed and that information was reflected in the appropriate locations;
iv)	determine whether a valid and properly documented changed circumstance accompanies any changes to loan terms and/or fees on any revised GFEs over the applicable tolerance(s); and
v)	confirm the presence of a settlement service provider list, as applicable.
b)	Final HUD-1/A Settlement Statement (HUD) (§1024.8) as applicable for loans with application dates prior to October 3, 2015:
i)	confirm current applicable HUD form was provided;
ii)	determination that the loan file contains the final HUD;
iii)	escrow deposit on the final HUD matches the initial escrow statement amount; and
iv)	verify all sections of the final HUD were accurately completed and that information was reflected in the appropriate locations.
c)	GFE and Final HUD Comparison (§1024.7) as applicable for loans with application dates prior to October 3, 2015:
i)	review changes disclosed on the last GFE provided to the borrower(s) to determine that such changes were within the allowed tolerances;
ii)	confirm loan terms and fees disclosed on the third page of the final HUD accurately reflect how such items were disclosed on the referenced GFE, page 2 of the final HUD and loan documents; and
iii)	review any documented cure of a tolerance violation to determine that the proper reimbursement was made and a revised HUD was provided at or within 30 days of settlement.
d)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm the presence of the Servicing Disclosure Statement form in the loan file;
ii)	verify the Servicing Disclosure Statement was provided to the borrower(s) within three (3) business days of application;

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iii)	confirm the presence of the Special Information Booklet in the loan file or that the loan file contains documentary evidence that the disclosure was provided to the borrower;
iv)	confirm the Special Information Booklet was provided within three (3) business days of application;
v)	confirm the presence of the Affiliated Business Arrangement Disclosure in the loan file in the event the lender has affiliated business arrangements;
vi)	confirm the Affiliated Business Arrangement Disclosure was provided no later than three (3) business days of application;
vii)	confirm the Affiliated Business Arrangement Disclosure is executed; and
viii)	confirm the presence of the Initial Escrow Disclosure Statement in the loan file and proper timing.

(III) The disclosure requirements and prohibitions of Section 50(a)(6), Article XVI of the Texas Constitution and associated regulations;

(IV) The disclosure requirements and prohibitions of state, county and municipal laws and ordinances with respect to “high-cost” loans, “covered” loans, “higher-priced” loans, “home” loans or any other similarly designated loan as defined under such authorities, or subject to any other laws that were enacted to combat predatory lending, as may have been amended from time to time;

(V) Federal and state specific late charge and prepayment penalty provisions;

(VI) Document Review
AMC reviewed each mortgage loan file and verified if the following documents, if applicable, for the Review scope in question at the time of review, were included in the file and if the data on these documents was consistent:
▪	Initial application (1003);
▪	Final application (1003);
▪	Note;
▪	Appraisal;
▪	Sales contract;
▪	Title/Preliminary Title;
▪	Initial TIL;
▪	Final TIL;
▪	Final HUD-1;
▪	Initial and final GFE’s;
▪	Right of Rescission Disclosure;
▪	Mortgage/Deed of Trust;
▪	Mortgage Insurance;
▪	Tangible Net Benefit Disclosure;
▪	FACTA disclosures; and
▪	Certain other disclosures related to the enumerated tests set forth herein.

FOR APPLICATION DATES ON OR AFTER JANUARY 10, 2014 (1 Mortgage Loan)
For mortgage loans with application dates on or after January 10, 2014 additional compliance testing was applicable and conducted by AMC. Testing during this period included all items as referenced in the FOR APPLICATION DATES BEFORE JANUARY 10, 2014 section above plus:

(VII) Federal Truth in Lending Act (“TILA”), as implemented by Regulation Z, 12 C.F.R. Part 1026 testing included:
a)	With respect to brokered loans, the Prohibitions and Restrictions related to Loan Originator Compensation and Steering (§1026.36):
i)	review relevant documentation to determine if compensation to a Loan Originator was based on a term of the transaction;
ii)	review relevant document to determine if there was dual compensation; and
iii)	review the presence of the loan option disclosure and to determine if the Steering Safe Harbor provisions were satisfied.
(1)
Note: Where available, AMC reviewed the relevant documents in the loan file and, as necessary, attempted to obtain the loan originator compensation agreement and/or governing policies and procedures of the loan originator. In the absence of the loan originator compensation agreement and/or governing policies and procedures, AMC’s review was limited to formal general statements of entity compliance provided by the loan originator, if any. These statements, for example, were in the form of a letter signed by the seller correspondent/loan originator or representations in the mortgage loan purchase agreement between the Client and seller correspondent;

b)	Homeownership counseling (§1026.36):

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i)	determine if the creditor obtained proof of homeownership counseling in connection with a loan to a first time homebuyer that contains a negative amortization feature;
c)	Mandatory Arbitration Clauses (§1026.36):
i)	determine if the terms of the loan require arbitration or any other non-judicial procedure to resolve any controversy or settle any claims arising out of the transaction;
d)	Prohibition on Financing Credit Insurance (§1026.36):
i)	determine if the creditor financed, directly or indirectly, any premiums or fees for credit insurance; and
e)	Nationwide Mortgage Licensing System (NMLS) & Registry ID on Loan Documents (§1026.36):
i)
review for presence of loan originator organization and individual loan originator name and NMLSR ID, as applicable, on the credit application, note or loan contract, security instrument, Loan Estimate and Closing Disclosure; and

ii)	verify the data against the NMLSR database, as available.

(VIII) Federal Real Estate Settlement Procedures Act (“RESPA”), as implemented by Regulation X, 12 C.F.R. Part 1024, as set forth below:
a)	Additional RESPA/Regulation X Disclosures and Requirements (§1024.6, 15, 17, 20, and 33):
i)	confirm that the creditor provided the borrower a list of homeownership counseling organizations within three (3) business days of application; and
ii)	confirm that the list of homeownership counseling organizations was obtained no earlier than 30 days prior to when the list was provided to the loan applicant.

(IX) Sections 1411 and 1412 of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank”) amending TILA, as implemented by Regulation Z, 12 C.F.R. 1026.43, as set forth below:
a)	The general Ability to Repay (ATR) underwriting standards (12 C.F.R. 1026.43(c));
b)	Refinancing of non-standard mortgages (12 C.F.R. 1026.43(d));
c)
Qualified Mortgages (QM) (12 C.F.R. 1026.43(e) (including qualified mortgages as separately defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.); and

d)	Balloon-payment qualified mortgages made by certain creditors (12 C.F.R. 1026.43(f)).

AMC reviews applicable loans for compliance with the ATR and QM rule requirements based upon each loan’s originator designation (Safe Harbor QM, Higher-priced QM, Temporary SHQM, Temporary HPQM, Non-QM, Exempt from ATR). AMC determines the loan’s status under the ATR or QM rule requirements and assigns a due diligence loan designation. Generally, AMC notes as a material exception if the due diligence findings do not confirm the originator’s loan designation. Additionally, AMC notes if an originator loan designation was not provided.

Qualified Mortgage
With respect to QM (Safe Harbor and Higher-priced) designated loans, AMC reviews the loan to determine whether, based on available information in the loan file: (i) the loan contains risky loan features and terms (e.g. an interest only feature or negative amortization), (ii) the “points and fees” exceed the applicable QM threshold, (iii) the monthly payment was calculated appropriately, (iv) the creditor considered and verified income or assets at or before consummation, (v) the creditor appropriately considered debt obligations, alimony and child support, and (vi) at the time of consummation, if the debt-to-income ratio exceeds 43% (calculated in accordance with Appendix Q to Regulation Z). This portion of the Review includes a recalculation of all income and liabilities with attention to the appropriate documentation of each source.

If a loan was designated as QM and identified as eligible for guarantee, purchase, or insurance by an applicable agency as permitted under the QM final rule, AMC reviews the loan to determine whether, based on available information in the loan file the loan satisfied (i), (ii) and (iii) in the preceding paragraph and reviews the Automated Underwriting System output within the file to confirm agency eligibility.

For each QM designated loan that satisfied the applicable requirements enumerated above, AMC then determines whether the loan is a Safe Harbor QM or Higher Priced QM by comparing the loan’s actual annual percentage rate, as recalculated, to the applicable average prime offer rate plus a certain applicable percentage.

The Review also includes determining, as applicable, whether a loan is a qualified mortgage as defined by the Department of Housing and Urban Development (24 C.F.R. 201 and 203 et seq.), and the Department of Veterans Affairs (38 C.F.R. Part 36 et seq.).

For each QM designated loan that does not satisfy the applicable requirements enumerated above, AMC then determines whether the loan complies with the ATR rule consideration and verification requirements and provides a due diligence designation of Non-QM compliant or non-compliant.

General Ability to Repay
AMC reviews the loan to determine whether, based on available information in the loan file, the creditor considered, as applicable, the following eight underwriting factors, and verified such information using reasonably reliable third-party records, at or before consummation: (i) the consumer's current or reasonably expected income or assets, (ii) if the creditor relied on income from the

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consumer's employment in determining repayment ability, the consumer's current employment status; (iii) the consumer's monthly payment; (iv) the consumer's monthly payment on any simultaneous loan that the creditor knows or has reason to know will be made; (v) the consumer's monthly payment for mortgage-related obligations; (vi) the consumer's current debt obligations, alimony, and child support; (vii) the consumer's monthly debt-to-income ratio or residual income; and (viii) the consumer's credit history. This portion of the Review also focuses on full recalculation of income and debts, as well as the documentation provided to support each item used in originator’s determination of the ability to repay.

Note: for loans designated as QM – agency eligible, AMC will not review for compliance with the requirements of Appendix Q or General Ability to Repay.

AMC reviews loans to determine their conformity with the ATR/QM factors above, and is not rendering an independent assessment or opinion, warranting or representing that a loan will be deemed to conform to Safe Harbor, Rebuttable Presumption, ATR or other status based on any additional or revised factors that may be considered by legislative, regulatory, administrative or judicial authorities (“Authorities”). AMC does not represent or warrant that the factors for which it is reviewing the loans constitute all of the factors and/or criteria that Authorities may consider in determining the status of a loan. AMC’s review is based on information contained in the loan file at the time it is provided to AMC to review, and only reflects information as of that point in time.

(X) The Equal Credit Opportunity Act, as implemented by Regulation B, 12 C.F.R. Part 1002, as set forth below:
a)	Providing Appraisals and Other Valuations (12 C.F.R. 1002.14):
i)	timing and content of the right to receive copy of appraisal disclosure;
ii)	charging of a fee for a copy of the appraisal or other written valuation;
iii)	timing of creditor providing a copy of each appraisal or other written valuation;
iv)
with respect to a borrower that has waived the three (3) business day disclosure requirement, confirm that the borrower has signed the waiver or other acknowledgment at least three (3) business days prior to consummation; and (2) confirm that the lender has provided copies of appraisals and other written valuations at or prior to consummation.

(XI) FIRREA Review
AMC confirmed that the appraiser and the appraisal made by such appraiser both satisfied the requirements of Title XI of FIRREA. Specifically, AMC reviewed the appraisal for conformity to industry standards, including ensuring the appraisal was complete, that the comparables and adjustments were reasonable and that pictures were provided and were accurate.

(8) Other: review and methodology.
Data Integrity Review: AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by time period of transaction.

Pre-Acquisition Collection Comment Review: AMC performed a review before acquisition utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk (including hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Post-Acquisition Collection Comment Review: Following the acquisition of the mortgage loans but before securitization, AMC performed a review utilizing individual mortgage loan collection comments provided by the servicer in order to provide a brief summary outlining current performance status, the borrower’s ability to pay, relative future/current risk including (hardship, life changes, etc.), possible servicer remedies, loss mitigation efforts, and modifications.

Pre-Acquisition Payment History Review: AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a look back period for each mortgage loan within the payment history population ranging from 12 to 68 months.

Post-Acquisition Payment History Review: Following the acquisition of the mortgage loans but before securitization, AMC performed a review utilizing individual mortgage loan payment history reports provided by the servicer. Using the MBA methodology, AMC created a payment string using a look back for each mortgage loan within the payment history population ranging from 6 to 12 months.

SAFE ACT Review: For applicable mortgage loans, AMC performed a SAFE ACT review by going to the NMLS site and verifying, if the information is available, if the broker (if applicable) and the originator were licensed at the time of mortgage loan origination. The NMLS site contains limited retroactive license information and may not have such information available for all originators. This review was completed based upon the information that was available and AMC does not represent or warranty as to the completeness or accuracy of information contained on the site.

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Title Review
As requested by the Client, a title review was included in AMC’s scope of review. To facilitate this review, the Client provided AMC with identifying data on the population of mortgage loans. Data provided by the client, included mortgage loan and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, AMC ordered a current owner’s title search on these mortgage loans through a service provider. Upon receipt and review of the current owner’s title search results, AMC identified whether or not the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. For the purposes of identifying potentially superior post-origination homeowners’ association (“HOA”) liens, the Client has vetted and approved for use a list of states prepared by outside counsel for which potentially superior post origination HOA liens may take priority over the subject mortgage. The states identified by the Client to be super lien states are: AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA, and WV. AMC reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on schedule B of the applicable title policies.

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Item 5. Summary of findings and conclusions of review
There were 4,248 mortgage loans in the final compliance population reviewed by AMC. After all documents were presented, 4,009 (94.37%) of the mortgage loans had exceptions; however, only 580 (13.65%) of the mortgage loans had exceptions that triggered a “C” or “D” rating under the NRSRO criteria noted above. Of the 4,248 mortgage loans reviewed for compliance, 4,232 were reviewed by AMCD and 16 were reviewed by JCIII.

COMPLIANCE RESULTS SUMMARY (4,248 Mortgage Loans)
Pursuant to the applicable NRSRO criteria, AMC graded certain compliance exceptions as non-material based upon seasoning of the mortgage loans. Certain mortgage loans were seasoned beyond the applicable period under TILA in which affirmative claims could be brought by a consumer. The time period is not limited for claims, other than rescission, which may be raised as a defense to foreclosure. Information contained in any AMC report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the report based on certain factors, including the facts and circumstances of an individual mortgage loan.

AMC Consolidated (4,248 Mortgage Loans)
Compliance: Event Level	Loan Count	Percentage of Loans
A	239	5.63%
B	3,429	80.72%
C	30	0.70%
D	550	12.95%
Total	4,248	100.00%

AMC Diligence, LLC (4,232 Mortgage Loans)
Compliance: Event Level	Loan Count	Percentage of Loans
A	237	5.60%
B	3,416	80.72%
C	30	0.71%
D	549	12.97%
Total	4,232	100.00%

JCIII & Associates, LLC (16 Mortgage Loans)
Compliance: Event Level	Loan Count	Percentage of Loans
A	2	12.50%
B	13	81.25%
C	0	0.00%
D	1	6.25%
Total	16	100.00%

EXCEPTION SUMMARY (4,248 Mortgage Loans)
The summaries below detail the exceptions from the Compliance Review that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

AMC Diligence, LLC (4,232 Mortgage Loans)
The following exceptions were noted on the mortgage loans included in the Compliance Review performed by AMCD.

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Exception Type	RA Exception Level Grade	Exception Category	# Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	543
		Incomplete File	6
		Total Compliance Grade (D) Exceptions:	549
	C	Missing, Incorrect, or Incomplete HUD-1	18
		State Defect	12
		Missing Required Data (other than HUD-1 or Note)	7
		GFE	1
		TILA	1
		Total Compliance Grade (C) Exceptions	39
	B	TILA	5552
		Missing Application Date	2822
		RESPA	1310
		Missing, Incorrect, or Incomplete GFE	1016
		FACTA	1003
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	741
		State Late Charge	438
		Missing, Incorrect, or Incomplete Final TIL	401
		Misc. State Level	367
		Missing Non-Required Data	209
		Final TIL Estimated	202
		Missing Required Data (other than HUD-1 or Note)	121
		State Defect	121
		LTV Test	85
		Missing, Incorrect, or Incomplete Final or Initial 1003	68
		Missing Required Data	20
		TIL-MDIA	6
		Missing Document	5
		Safe Act	5
		Missing, Incorrect, or Incomplete Initial TIL	3
		State HPML	3
		Legal / Regulatory / Compliance	2
		Compliance	1
		Total Compliance Grade (B) Exceptions:	14,501
Total Compliance Exceptions:			15,089

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JCIII & Associates, LLC (16 Mortgage Loans)
The following exceptions were noted on the mortgage loans included in the Compliance Review performed by JCIII.

Exception Type	RA Exception Level Grade	Exception Category	# Exceptions
Compliance	D	Missing, Incorrect, or Incomplete HUD-1	1
		Total Compliance Grade (D) Exceptions:	1
	B	FACTA	2
		Misc. State Level	36
		Missing Disclosure	4
		Missing, Incorrect, or Incomplete Final TIL	4
		Missing, Incorrect, or Incomplete GFE	3
		Missing, Incorrect, or Incomplete Initial TIL	3
		RESPA	8
		TILA	4
		TILA Right-to-Cancel Missing, Incorrect, Incomplete and/or provided on the wrong form	1
		Total Compliance Grade (B) Exceptions:	65
Total Compliance Exceptions:			66

DATA INTEGRITY REVIEW RESULTS SUMMARY (4,248 Mortgage Loans)
AMC compared data fields on the bid tape provided by the Client to the data found in the actual file as captured during the Compliance Review. The number of fields included and reviewed on a bid tape can vary by counterparty and by the time period of the transaction. The information provided below is based upon the relevant data capture and bid tape elements for a specific transaction, as may be unique for that transaction, within the reviews that occurred to the associated mortgage loans that are included in the securitization population. Data discrepancies have been separated by mortgage loans reviewed by AMCD and mortgage loans reviewed by JCIII. Some mortgage loans may have multiple data discrepancies.

The data for LTV, CLTV and DTI was taken directly from various documents in the mortgage loan files and was not recalculated for this review.

Please note that AMC did not track the number of fields that were checked on each mortgage loan for these data integrity elements as the data review was conducted during the acquisition of such assets and varied by transaction. AMC can confirm that not all fields would have been reviewed for all mortgage loans; however, mortgage loans within a similar transaction would have included a consistent data comparison for that transaction.

AMC Diligence, LLC (4,232 Mortgage Loans)
In total, data variances were found on 4,110 (97.12%) mortgage loans across 58 unique data fields in the AMCD sample.

Field	Loan Count	% of Loans
Original Term	2,195	51.87%
Note Date	1,526	36.06%
Amortization Term	1,405	33.20%
Original P&I	1,231	29.09%
Original Interest Rate	951	22.47%
Occupancy	699	16.52%
Street	491	11.60%
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Field	Loan Count	% of Loans
Neg Am	393	9.29%
Refi Purpose	358	8.46%
LTV Valuation Value	301	7.11%
Borrower Last Name	179	4.23%
City	162	3.83%
Borrower First Name	149	3.52%
PMI Coverage %	109	2.58%
Maturity Date	75	1.77%
First Payment Date	61	1.44%
Purpose	54	1.28%
Zip	47	1.11%
PMI Company	29	0.69%
Original Loan Amount	24	0.57%
Amortization Type	21	0.50%
Interest Rate Life Cap	20	0.47%
Original CLTV	16	0.38%
Margin	15	0.35%
Interest Rate Periodic Cap	14	0.33%
Original LTV	13	0.31%
Contract Sales Price	12	0.28%
Interest Rate Initial Cap	10	0.24%
Property Type	9	0.21%
Representative FICO	9	0.21%
Interest Rate Life Max	8	0.19%
Index Type	7	0.17%
Interest Rate Periodic Floor	7	0.17%
Interest Rate Life Floor	6	0.14%
Doc Type	5	0.12%
Appraised Value	4	0.09%
Borrower SSN	3	0.07%
Coborrower Full Name	3	0.07%
Lien Position	3	0.07%
Total Debt Ratio	3	0.07%
# of Units	2	0.05%
Coborrower First Name	2	0.05%
Coborrower Last Name	2	0.05%
Interest Rate Change Frequency	2	0.05%
Interest Rate Life Min	2	0.05%
Mod Date	2	0.05%
Rounding Factor	2	0.05%
Borrower Full Name	1	0.02%
Coborrower SSN	1	0.02%
DTI	1	0.02%
Index	1	0.02%
Mod Amortization Type	1	0.02%

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Field	Loan Count	% of Loans
Mod First Payment Date	1	0.02%
Mortgage Type	1	0.02%
Next Payment Change Date	1	0.02%
Originator Application Date	1	0.02%
Prepayment Penalty	1	0.02%
Rounding Method	1	0.02%

JCIII & Associates, LLC (16 Mortgage Loans)
In total, data variances were found on 13 (81.25%) mortgage loans across 22 unique data fields in the JCIII sample. Please note that not all data fields would have been available for all loans.

Field	Loan Count	% of Loans
Documentation Type	7	43.75%
LTV per 1)AUS; 2)Manual Approval; 3)1008	6	37.50%
Original P&I	6	37.50%
Margin	4	25.00%
Maximum Rate (Life Ceiling)	4	25.00%
Borrower #1 FICO/Experian	3	18.75%
Index	3	18.75%
Orig Appraised Value	3	18.75%
Purpose at origination	3	18.75%
MI Percentage	2	12.50%
MI Required	2	12.50%
Rate Change Frequency	2	12.50%
# of Units	1	6.25%
Debt (Back) Ratio From 1008	1	6.25%
Interest Only Period?	1	6.25%
Original First Payment Date	1	6.25%
Original Principal Balance	1	6.25%
Original Stated Rate	1	6.25%
Origination Date (Closing Date)	1	6.25%
Property Type	1	6.25%
Sales Price	1	6.25%
Stated Maturity Date	1	6.25%

PRE-ACQUISITION COLLECTION COMMENT REVIEW SUMMARY (38 Mortgage Loans)

AMC Consolidated
Of the mortgage loans subject to the pre-acquisition service comment review, 71.05% triggered an EV1 or EV2 exception level and 28.95% triggered an EV3 exception level. Some loans may have carried more than one (1) EV3 exception.

Servicing Review Grade	Loan Count	% of Loans
1	22	57.89%
2	5	13.16%
3	11	28.95%
Total	38	100.00%

EV3 Exception	# Exceptions	% of Loans
Collection comments are missing or incomplete.	4	10.53%
F/C Sale Date Scheduled Within Next 6 Months	2	5.26%

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EV3 Exception	# Exceptions	% of Loans
Current Bankruptcy - no relief granted	1	2.63%
Loan is in Foreclosure	1	2.63%
Pay History Incomplete	1	2.63%
Performing Loan but Strong Possibility of Going Delinquent	1	2.63%
MI Not Being Paid as Required	1	2.63%
Total	11

AMC Diligence, LLC Review (31 Mortgage Loans)
Of the mortgage loans subject to the pre-acquisition service comment review, 70.97% triggered an EV1 or EV2 exception level and 29.03% triggered an EV3 exception level. Some loans may have carried more than one (1) EV3 exception.

Servicing Review Grade	Loan Count	% of Loans
1	17	54.84%
2	5	16.13%
3	9	29.03%
Total	31	100.00%

EV3 Exception	# Exceptions	% of Loans
Collection comments are missing or incomplete.	4	12.90%
F/C Sale Date Scheduled Within Next 6 Months	2	6.45%
Current Bankruptcy - no relief granted	1	3.23%
Loan is in Foreclosure	1	3.23%
Pay History Incomplete	1	3.23%
Total	9

JCIII & Associates, LLC Review (7 Mortgage Loans)
Of the mortgage loans subject to the pre-acquisition service comment review, 71.43% triggered an EV1 or EV2 exception level and 28.57% triggered an EV3 exception level. Some loans may have carried more than one (1) EV3 exception.

Servicing Review Grade	Loan Count	% of Loans
1	5	71.43%
2	0	0.00%
3	2	28.57%
Total	7	100.00%

EV3 Exception	# Exceptions	% of Loans
Performing Loan but Strong Possibility of Going Delinquent	1	14.29%
MI Not Being Paid as Required	1	14.29%
Total	2

POST-ACQUISITION COLLECTION COMMENT REVIEW SUMMARY (4 Mortgage Loans)

AMC Diligence, LLC Review (4 Mortgage Loans)
Of the mortgage loans subject to the post-acquisition service comment review, 50.00% triggered an EV1 or EV2 exception level and 50.00% triggered an EV3 exception level. Some loans may have carried more than one (1) EV3 exception.

Servicing Review Grade	Loan Count	% of Loans
1	1	25.00%
2	1	25.00%
3	2	50.00%
Total	4	100.00%

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EV3 Exception	# Exceptions	% of Loans
There is evidence of property damage	1	25.00%
Collection comments are missing or incomplete	1	25.00%
Total	2

PRE-ACQUISITION PAYMENT HISTORY REVIEW SUMMARY (4,246 Mortgage Loans)

AMC Consolidated
A Pre-Acquisition Payment History Review was completed on 4,246 mortgage loans of which 4,240 had complete pay history strings (99.86%) and 6 mortgage loans (0.14%) had incomplete pay history strings. Of these mortgage loans, 2,958 mortgage loans (69.67%) had no delinquencies during the lookback period and no missing pay history data. The remaining 1,288 mortgage loans (30.33%) showed evidence of one or more delinquencies during the lookback period or were missing pay history data.

Delinquency During Lookback	Loan Count	% of Loans
Delinquency, At Least One Missing Month	4	0.09%
Delinquency, No Missing Data	1,282	30.19%
No Delinquency, At Least One Missing Month	2	0.05%
No Delinquency, No Missing Data	2,958	69.67%
Total	4,246	100.00%

Lookback Period (months)	Loan Count	% of Loans
12	4	0.09%
24	1,719	40.49%
36	2,520	59.35%
46	1	0.02%
68	2	0.05%
Total	4,246	100.00%

AMC Diligence, LLC Review (4,232 Mortgage Loans)

Delinquency During Lookback	Loan Count	% of Loans
Delinquency, At Least One Missing Month	1	0.02%
Delinquency, No Missing Data	1,273	30.08%
No Delinquency, At Least One Missing Month	2	0.05%
No Delinquency, No Missing Data	2,956	69.85%
Total	4,232	100.00%

Lookback Period (months)	Loan Count	% of Loans
24	1,709	40.38%
36	2,520	59.55%
46	1	0.02%
68	2	0.05%
Total	4,232	100.00%

JCIII & Associates, LLC Review (14 Mortgage Loans)

Delinquency During Lookback	Loan Count	% of Loans
Delinquency, At Least One Missing Month	3	21.43%

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Delinquency, No Missing Data	9	64.29%
No Delinquency, At Least One Missing Month	0	0.00%
No Delinquency, No Missing Data	2	14.29%
Total	14	100.00%

Lookback Period (months)	Loan Count	% of Loans
12	4	28.57%
24	10	71.43%
Total	14	100.00%

POST-ACQUISITION PAYMENT HISTORY REVIEW SUMMARY (5 Mortgage Loans)

A Post-Acquisition Payment History Review was completed on 5 mortgage loans of which 4 had complete pay history strings (80.00%) and 1 (20.00%) had incomplete pay history strings. Of these mortgage loans, 4 mortgage loans (80.00%) had delinquencies during the lookback period and no missing pay history data. The remaining 1 mortgage loan (20.00%) showed no delinquencies during the lookback period and was missing pay history data.

Delinquency During Lookback	Loan Count	% of Loans
Delinquency, At Least One Missing Month	0	0.00%
Delinquency, No Missing Data	4	80.00%
No Delinquency, At Least One Missing Month	1	20.00%
No Delinquency, No Missing Data	0	0.00%
Total	5	100.00%

Lookback Period (months)	Loan Count	% of Loans
6	4	80.00%
12	1	20.00%
Total	5	100.00%

TAX AND TITLE REVIEW SUMMARY (11 Mortgage Loans)

AMC Diligence, LLC Review
As part of the due diligence services, the Client provided AMC with identifying data on 11 mortgage loans.  There were no mortgage loans that were determined to have critical findings based on the scope of reviews set forth herein.  AMC determined from a review of the current owner’s title search there were no critical exceptions on the 11 mortgage loans.

ADDITIONAL SUMMARY (AMC Population – 4,232 Mortgage Loans)
Some % of Loans may not add to 100% due to rounding

Purpose	Loan Count	% of Loans
Refinance Cash-out - Debt Consolidation	1178	27.84%
Refinance Cash-out - Other	1146	27.08%
Purchase	1071	25.31%
Refinance Rate/Term	661	15.62%
Refinance Cash-out - Home Improvement	57	1.35%
Refinance UTD	38	0.90%
Construction-Permanent	35	0.83%
UTD	27	0.64%
Refinance Limited Cash-out GSE	13	0.31%
Construction	5	0.12%

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Delinquency During Lookback	Loan Count	% of Loans
Refinance Streamlined	1	0.02%
Total	4,232	100.00%

Property Type	Loan Count	% of Loans
Single Family Detached	3,143	74.27%
PUD	305	7.21%
2 Family	217	5.13%
Condo (Low Rise)	173	4.09%
UTD	103	2.43%
Manufactured Housing	63	1.49%
3 Family	56	1.32%
Single Family Attached	44	1.04%
Condo (Mid Rise)	34	0.80%
PUD Attached	27	0.64%
4 Family	26	0.61%
Condo (High Rise)	22	0.52%
Townhouse	7	0.17%
Co-op	5	0.12%
De minimis PUD	4	0.09%
Mobile Home (Single-Wide)	1	0.02%
Raw Land/Other Non-Res Prop	1	0.02%
Site Condo	1	0.02%
Total	4,232	100.00%

Lien Position (At Origination)	Loan Count	% of Loans
1	4,225	99.83%
UTD	4	0.09%
2	3	0.07%
Total	4,232	100.00%

Amortization Type	Loan Count	% of Loans
ARM	3,032	71.64%
Fixed	1,196	28.26%
UTD	4	0.09%
Total	4,232	100.00%

Term	Loan Count	% of Loans
360	3,697	87.36%
480	307	7.25%
180	98	2.32%
240	53	1.25%
84	34	0.80%
348	29	0.69%
300	5	0.12%
UTD	4	0.09%
228	2	0.05%
312	1	0.02%
324	1	0.02%
364	1	0.02%
Total	4,232	100.00%

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ADDITIONAL SUMMARY (JCIII Population - 16 Mortgage Loans)
Some % of Loans may not add to 100% due to rounding

Purpose	Loan Count	% of Loans
Purchase	7	43.75%
Cashout Refi	6	37.50%
Rate/Term Refi	2	12.50%
Construction To Perm	1	6.25%
Total	16	100.00%

Property Type	Loan Count	% of Loans
Single Family	12	75.00%
2 Family	2	12.50%
Manufactured (Double-Wide)	1	6.25%
PUD Detached	1	6.25%
Total	16	100.00%

Lien Position (At Origination)	Loan Count	% of Loans
1	16	100.00%
Total	16	100.00%

Amortization Type	Loan Count	% of Loans
Fixed	11	68.75%
ARM	5	31.25%
Total	16	100.00%

Term	Loan Count	% of Loans
360	12	75.00%
300	2	12.50%
240	1	6.25%
348	1	6.25%
Total	16	100.00%

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